Exhibit 99.1

GMF Floorplan Owner Revolving Trust

Sample Account and Sample Receivable Agreed-Upon Procedures

Report To:

General Motors Financial Company, Inc.

GMF Wholesale Receivables LLC

20 June 2019

Ernst & Young LLP 5 Times Square New York, NY10036-6530	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

General Motors Financial Company, Inc.

GMF Wholesale Receivables LLC

801 Cherry Street, Suite 3500

Fort Worth, Texas 76102

Re:	GMF Floorplan Owner Revolving Trust (the “Issuing Entity”)

Sample Account and Sample Receivable Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by General Motors Financial Company, Inc. (“GMF”) and GMF Wholesale Receivables LLC (the “Depositor,” together with GMF, the “Specified Parties”) solely to assist the Depositor with respect to certain information relating to a revolving pool of receivables (the “Receivables”) and related assets originated in connection with the purchase and financing of new and used car, truck and utility vehicle inventory by retail motor vehicle dealers with floorplan financing accounts established by GMF (the “Accounts”) relating to the Issuing Entity. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, GMF, on behalf of the Depositor, provided us with:

a.	Electronic data files:

i.

Labeled “GFORT Floorplan Dealer Data 20190430.xlsx” and the corresponding record layout and decode information (the “Preliminary Accounts Data File”) that GMF, on behalf of the Depositor, indicated contains information relating to the Accounts as of 30 April 2019 (the “Cutoff Date”),

ii.

Labeled “GFORT Loan Data 20190430 dist.xlsb” and the corresponding record layout and decode information (the “Preliminary Receivables Data File”) that GMF, on behalf of the Depositor, indicated contains information relating to the Receivables as of the Cutoff Date and

a.	(continued)

iii.

Labeled “Copy of GFORT Receivables Random Sample (150).xlsx” and the corresponding record layout and decode information (the “VIN Data File,” together with the Preliminary Accounts Data File and Preliminary Receivables Data File, the “Provided Data Files”) that GMF, on behalf of the Depositor, indicated contains information relating to the vehicle identification number (the “VIN”) for each Sample Receivable (as defined in Attachment A),

b.

Imaged copies of the master loan agreement, additional borrower addendum to master loan agreement or other related documents (collectively and as applicable, the “Master Loan Agreement”) that GMF, on behalf of the Depositor, indicated relate to each Sample Account (as defined in Attachment A),

c.	Certain warehouse servicing system extraction files:

i.

Labeled “Floorplan Dealer Data 20190430.xlsx” and the corresponding record layout and decode information (the “Dealer Servicing System Query”) that GMF, on behalf of the Depositor, indicated contains information relating to the Sample Accounts and

ii.

Labeled “Floorplan Loan Data 20190430.xlsx” and the corresponding record layout and decode information (the “Receivables Servicing System Query,” together with the Master Loan Agreement and Dealer Servicing System Query, the “Sources”) that GMF, on behalf of the Depositor, indicated contains information relating to the Sample Receivables,

d.	The list of relevant characteristics (the “Account Sample Characteristics”) on the Accounts Data File (as defined in Attachment A), which is shown on Exhibit 1 to Attachment A,

e.

The list of relevant characteristics (the “Receivable Sample Characteristics,” together with the Account Sample Characteristics, the “Sample Characteristics”) on the Receivables Data File (as defined in Attachment A), which is shown on Exhibit 2 to Attachment A, and

f.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Provided Data Files, Sources, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the Accounts Data File or Receivables Data File. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Provided Data Files, Sources or any other information provided to us by GMF, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Accounts or Receivables, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by GMF, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Receivables,

iii.	Whether the originator of the Receivables complied with federal, state or local laws or regulations or

iv.

Any other factor or characteristic of the Receivables that would be material to the likelihood that the Issuing Entity will pay interest and principal on notes issued by the Issuing Entity in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

20 June 2019

Attachment A

Procedures performed and our associated findings

1.

As instructed by GMF, on behalf of the Depositor, we removed any Accounts with multiple credit lines, as shown on the Preliminary Accounts Data File. The Preliminary Accounts Data File, as adjusted, is hereinafter referred to as the “Accounts Data File.”

2.

As instructed by GMF, on behalf of the Depositor, we randomly selected a sample of 25 Accounts from the Accounts Data File (the “Sample Accounts”). For the purpose of this procedure, GMF, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Accounts or the methodology they instructed us to use to select the Sample Accounts from the Accounts Data File.

For the purpose of the procedures described in this report, the 25 Sample Accounts are referred to as Sample Account Numbers 1 through 25.

3.

As instructed by GMF, on behalf of the Depositor, we randomly selected a sample of 150 Receivables from the Preliminary Receivables Data File (the “Sample Receivables”). For the purpose of this procedure, GMF, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Receivables or the methodology they instructed us to use to select the Sample Receivables from the Preliminary Receivables Data File.

For the purpose of the procedures described in this report, the 150 Sample Receivables are referred to as Sample Receivable Numbers 1 through 150.

4.

As instructed by GMF, on behalf of the Depositor, we appended the information for each Sample Receivable on the Preliminary Receivables Data File with the corresponding VIN, as shown on the VIN Data File. The Preliminary Receivables Data File, as adjusted, is hereinafter referred to as the “Receivables Data File.”

5.

For each Sample Account, we compared the Account Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Accounts Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Sources, subject to the instructions, assumptions and methodologies provided by GMF, on behalf of the Depositor, that are stated in the notes to Exhibit 1 to Attachment A. The Source(s) that we were instructed by GMF, on behalf of the Depositor, to use for each Account Sample Characteristic are shown on Exhibit 1 to Attachment A. All such compared information was in agreement.

6.

For each Sample Receivable, we compared the Receivable Sample Characteristics listed on Exhibit 2 to Attachment A, as shown on the Receivables Data File, to the corresponding information located on the Receivables Servicing System Query, subject to the instructions, assumptions and methodologies provided by GMF, on behalf of the Depositor, that are stated in the notes to Exhibit 2 to Attachment A. All such compared information was in agreement.

Exhibit 1 to Attachment A

Account Sample Characteristics and Sources

Account Sample Characteristic	Source(s)	Note

Customer number	Dealer Servicing System Query	i.

Dealer credit rating	Dealer Servicing System Query

Dealer state	Dealer Servicing System Query and Master Loan Agreement

Dealer cash management account balance	Dealer Servicing System Query

Dealer gross account balance	Dealer Servicing System Query	ii.

Dealer net account balance	Dealer Servicing System Query and recalculation	iii.

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the dealer gross account balance Account Sample Characteristic for each Sample Account, GMF, on behalf of the Depositor, instructed us to ignore differences of +/- $0.01.

iii.

For the purpose of comparing the dealer net account balance Account Sample Characteristic for each Sample Account, GMF, on behalf of the Depositor, instructed us to recalculate the dealer net account balance as the difference between the:

a.	Dealer gross account balance and

b.	Dealer cash management account balance,

both as shown on the Dealer Servicing System Query, subject to the instruction provided by GMF, on behalf of the Depositor, described in the succeeding paragraph of this note iii.

For the purpose of comparing the dealer net account balance Account Sample Characteristic for each Sample Account, GMF, on behalf of the Depositor, instructed us to ignore differences of +/- $1.00 or less.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by GMF, on behalf of the Depositor, that are described in the notes above.

Exhibit 2 to Attachment A

Receivable Sample Characteristics

Receivable Sample Characteristic	Note

Loan number	i.

VIN

Initial funding amount

Model type (new/used)

Plan code

Current principal balance

Invoice date

Vehicle model

Days in inventory	ii.

Notes:

i.	For identification purposes only.

ii.

GMF, on behalf of the Depositor, instructed us not to compare the days in inventory Receivable Sample Characteristic for any Sample Receivable with a days in inventory value of “[NULL],” as shown on the Receivables Data File.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by GMF, on behalf of the Depositor, that are described in the notes above.